Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AdaptHealth Corp. (the “Company”) on Form 10-K for the period ending December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 6, 2020	/s/ Luke McGee	Chief Executive Officer and Director
	Luke McGee	(Principal Executive Officer)

March 6, 2020	/s/ Gregg Holst	Chief Financial Officer
	Gregg Holst	(Principal Financial and Accounting Officer)